SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 28, 2006
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                           TMP INLAND EMPIRE VI, LTD.,
                        A CALIFORNIA LIMITED PARTNERSHIP
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               (Exact Name of Registrant as Specified in Charter)



       California                        0-19940                33-0386437
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(State or Other Jurisdiction        (Commission File          (IRS Employer
    of Incorporation)                    Number)            Identification No.)



         96 Corporate Park, Suite 200, Irvine, California               92606
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           (Address of Principal Executive Offices)                  (Zip Code)



        Registrant's telephone number, including area code (949) 442-1000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.01       Changes in Registrant's Certifying Accountant

On March 28, 2006 Swenson Advisors, LLP ("Swenson"), the independent registered public accounting firm previously engaged as the principal accountant to audit our financial statements, resigned as our independent registered public accounting firm.

Swenson's reports on our financial statements for each of the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audit for each of the years ended December 31, 2004 and 2003, and through the interim period from January 1, 2005 through March 28, 2006, the date of Swenson's resignation, there have been no disagreements between us and Swenson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Swenson, would have caused Swenson to make reference to the subject matter of the disagreement(s) in connection with its reports on our financial statements.

We provided Swenson with a copy of the statements contained in this report and requested that Swenson furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Swenson agrees with the statements herein, and if not, in what respects Swenson does not agree. A copy of the letter Swenson furnished in response to that request, dated April 10, 2006, is filed as Exhibit 16.2 to this amended report on Form 8-K.

We are currently in the process of engaging a new independent registered public accounting firm to audit our financial statements.

ITEM 9.01.        Financial Statements and Exhibits

(c)    Exhibits

       16.2       Letter regarding change in certifying accountant



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 10, 2006             TMP INLAND EMPIRE FUND VI, LTD.,
                           A California Limited Partnership

                            By: /s/ William O. Passo
                                --------------------------------
                                William O. Passo,
                                President, TMP Investments Inc.,
                                General Partner of registrant